Exhibit (h)(3)

SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Global Growth Trust

ClearBridge Special Investment Trust

ClearBridge Value Trust

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW Alternative Credit Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason BW International Opportunities Bond Fund

Miller Income Opportunity Trust

QS Batterymarch Emerging Markets Fund

QS Batterymarch International Equity Fund

QS Batterymarch U.S. Small Capitalization Equity Fund

QS Legg Mason Strategic Real Return Fund

LEGG MASON GLOBAL ASSET MANAGEMENT VARIABLE TRUST

Legg Mason BW Absolute Return Opportunities VIT

LEGG MASON TAX-FREE INCOME FUND

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

LEGG MASON INVESTMENT TRUST

Legg Mason Opportunity Trust

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Energy MLP & Infrastructure Fund

ClearBridge Equity Fund

ClearBridge Equity Income Fund

ClearBridge International Value Fund

ClearBridge International Small Cap Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Core Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Tactical Dividend Income Fund

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Investment Counsel Social Awareness Fund

Permal Alternative Core Fund

Permal Alternative Select Fund

QS Batterymarch Global Equity Fund

QS Batterymarch Managed Volatility Global Dividend Fund

QS Batterymarch Managed Volatility International Dividend Fund

QS Batterymarch S&P 500 Index Fund

QS Batterymarch U.S. Large Cap Equity Fund

QS Dynamic Multi-Strategy Fund

QS Legg Mason Lifestyle Allocation 30%

QS Legg Mason Lifestyle Allocation 50%

QS Legg Mason Lifestyle Allocation 70%

QS Legg Mason Lifestyle Allocation 85%

QS Legg Mason Target Retirement 2015

QS Legg Mason Target Retirement 2020

QS Legg Mason Target Retirement 2025

QS Legg Mason Target Retirement 2030

QS Legg Mason Target Retirement 2035

QS Legg Mason Target Retirement 2040

QS Legg Mason Target Retirement 2045

QS Legg Mason Target Retirement 2050

QS Legg Mason Target Retirement Fund

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable All Cap Value Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Equity Income Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Core Portfolio

ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Investment Counsel Variable Social Awareness Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Legg Mason Variable Lifestyle Allocation 50%

QS Legg Mason Variable Lifestyle Allocation 70%

QS Legg Mason Variable Lifestyle Allocation 85%

WESTERN ASSET FUNDS, INC.

Western Asset Asian Opportunities Fund

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund

Western Asset Global Multi-Sector Fund

Western Asset High Yield Fund

Western Asset Inflation-Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Macro Opportunities Fund

Western Asset Total Return Unconstrained Fund

LEGG MASON PARTNERS INCOME TRUST

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Find

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Municipal High Income Find

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Find

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Western Asset Short Term Yield Fund

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable High Income Portfolio

Western Asset Variable Strategic Bond Portfolio

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Municipal High Income SMASh Fund

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset California Tax Free Money Market Fund

Western Asset Connecticut Municipal Money Market Fund

Western Asset Government Reserves

Western Asset Liquid Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves